Exhibit 99.1

Aditxt, Inc. Regains Compliance with Nasdaq Stockholders’ Equity Requirement

Richmond, Va., January 02, 2024 – Aditxt, Inc. (“Aditxt” or “the Company”) (NASDAQ: ADTX), a company dedicated to discovering, developing, and deploying promising health innovations, today announced that it has received confirmation from The Nasdaq Stock Market LLC (“Nasdaq”) Hearing Panel that it has regained compliance with minimum stockholders’ equity requirement in Nasdaq Listing Rule 5550(b)(1), subject to a mandatory panel monitor until December 29, 2024.

This development is particularly significant in the context of Aditxt’s broader strategic goals. The Company is dedicated to engaging stakeholders in accelerating innovation addressing autoimmunity, health by the numbers, prolonging life through transplantation, population health, and women’s health with the recently announced Evofem transaction. Regaining compliance with Nasdaq’s requirements paves the way for future growth and innovation.

“Regaining compliance with Nasdaq is crucial for Aditxt.” Amro Albanna, Co-Founder, Chairman, and CEO of Aditxt, commented on this announcement: “It is a testament to our commitment to excellence in corporate governance, operational integrity, and financial transparency. Being publicly traded on the Nasdaq is integral to our business model. It enables an inclusive approach to decision-making, where stakeholders, not just a select few, can actively participate in steering the course of promising innovations. Today’s announcement validates our efforts and reinforces our mission to advance health innovations that could significantly impact global health outcomes and enhance shareholder value.”

About Aditxt, Inc.

Aditxt is dedicated to discovering, developing, and deploying promising health innovations. Aditxt’s diverse portfolio includes Adimune™, Inc., developing a new class of therapeutics designed to retrain the immune system to address organ rejection, autoimmunity, and allergies; and Pearsanta™, Inc., offering timely, convenient, and high-quality personalized lab testing anytime and anywhere, backed by its CLIA-certified, CLEP, CAP-accredited monitoring center.

For more information, visit Aditxt.com.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements include statements regarding the Company’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the Company’s ongoing and planned product and business development; the Company’s ability to finance and execute on its strategic M&A initiatives; the Company’s ability obtain the necessary funding and partner to commence clinical trials; the Company’s intellectual property position; the Company’s ability to develop commercial functions; expectations regarding product launch and revenue; the Company’s results of operations, cash needs, spending, financial condition, liquidity, prospects, growth and strategies; the Company’s ability to raise additional capital; the industry in which the Company operates; and the trends that may affect the industry or the Company. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, as well as market and other conditions and those risks more fully discussed in the section titled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the Securities and Exchange Commission. All such statements speak only as of the date made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Relations Contact

mobrien@aditxt.com

Mary O’Brien

(516) 753-9933